                                                              EXECUTION VERSION

                         EFFECTIVENESS AGREEMENT dated as of September 16, 1997
                    (this "Effectiveness Agreement"), among JACOR COMMUNICATIONS COMPANY, a Florida corporation (the "Company"), the lenders listed on Schedule 1 hereto as Departing Lenders (the "Departing Lenders"), Continuing Lenders (the "Continuing Lenders") and Additional Lenders (the "Additional Lenders", and collectively with the Departing Lenders and the Continuing Lenders, the "Lenders"), the Co-Agents signatory hereto and the Lead Managers signatory hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent, BANQUE PARIBAS, as Documentation Agent, and BANK OF AMERICA ILLINOIS, as Syndication Agent, in each case under the Credit Agreement (the "Credit Agreement") dated as of June 12, 1996 as Amended and Restated as of February 14, 1997, among the Company, the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent, as amended.

          WHEREAS the Company has requested, and the Lenders, the Issuing Banks and the Agents have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended and restated as provided herein effective upon satisfaction of the conditions set forth in Section 7 below;

          NOW, THEREFORE, the Company, each of the Lenders, each of the Issuing Banks, the Administrative Agent, the Documentation Agent and the Syndication Agent hereby agree as follows:

          SECTION 1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the form of amended and restated Credit Agreement attached as Exhibit A hereto (the "Restated Credit Agreement").

          SECTION 2. EFFECTIVENESS DATE. (a) The transactions provided for in Sections 3, 4, 5 and 6 hereof shall be consummated at a closing (the "Closing") to be held on the Effectiveness Date (as hereinafter defined) at the offices of Cravath, Swaine & Moore, or at such other time and place as the parties shall agree.

          (b) The "Effectiveness Date" shall be specified by the Company and shall be a date not later than September 30, 1997, as of which all the conditions set forth or referred to in Section 7 hereof shall have been satisfied. The Company shall give not less than one Business Day's written notice proposing a date as the Effectiveness Date to the Administrative Agent, which shall send copies of such notice to the Lenders. This Effectiveness Agreement shall terminate at 5:00 p.m. (New York time) on September 30, 1997, if the Effectiveness Date shall not have occurred at or prior to such time.

          SECTION 3. AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT. The Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Effectiveness Date (subject to the satisfaction of the conditions set forth in Section 7 below), to read in its entirety as set forth in Exhibit A hereto, and the form of Parent Guaranty attached as Exhibit J-2 to the Credit Agreement is hereby amended and restated, effective as of the Effectiveness Date (subject to the conditions set forth in Section 7 below), to read in its entirety as set forth in Exhibit B hereto. Each Exhibit referred to in the Restated Credit Agreement, other than the form of Parent Guaranty, shall remain unchanged. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended and restated pursuant to this Effectiveness Agreement. As used in the Loan Documents, the term "Credit Agreement" shall, unless the context otherwise requires, mean the Credit Agreement as amended and restated pursuant to this Effectiveness Agreement.

          SECTION 4. DELIVERY OF NOTES. On or prior to the Effectiveness Date, the Lenders shall deliver to the Administrative Agent, for delivery to and cancelation by the Company, all notes issued by the Company under the Credit Agreement and then held by them (collectively, the "Notes"). Each Lender that fails so to deliver any of its Notes hereby agrees to indemnify the Company for any loss resulting from such failure. Upon the effectiveness of the Restated Credit Agreement, the Administrative Agent shall release and deliver the Notes to the Company for cancelation.

          SECTION 5. FEES AND EXPENSES. On the Effectiveness Date, on or before the effectiveness of the Restated Credit Agreement, the Company shall pay to the Administrative Agent (a) for its own account all fees and other amounts owed to it as of the Effectiveness Date, (b) for the account of each Lender (i) the participation fee due such Lender on the Effectiveness Date (ii) all unpaid fees accrued to but excluding the Effectiveness Date for the account of such Lender under Section 2.11 of the Credit Agreement, (iii) all unpaid interest accrued to but excluding the Effectiveness Date in respect of the Loans of such Lender outstanding under the Credit Agreement and (iv) any amount due to such Lender under Section 3.4 of the Credit Agreement in connection with the refinancing of its outstanding Loans as a result of the transactions contemplated by Section 6 below (deeming any such refinancing of any such Loan to be a prepayment of the subject Loan for purposes of such Section 3.4), and
(c) for the account of each applicable payee, all expenses due and payable under the Restated Credit Agreement on or before the Effectiveness Date in connection with the Loan Documents to be delivered on the Effectiveness Date or otherwise, including, without limitation, the reasonable fees and expenses accrued and invoiced through the Effectiveness Date of Cravath, Swaine & Moore and any other counsel retained by any Agent.

          SECTION 6. TERM LOAN AND REVOLVING LOAN BORROWINGS. (a) On the Effectiveness Date, upon the effectiveness of the Restated Credit Agreement and subject to the terms and conditions set forth herein and therein, the Additional Lenders and the Continuing Lenders having Commitments under the Restated Credit Agreement shall make, and the Company shall borrow, (i) Term Loans in the amount of the Term Loan Commitment of each such Lender as set forth on
Schedule I to the Restated Credit Agreement and (ii) Revolving Loans requested by the Company to be made on the Effectiveness Date, on a pro rata basis, subject to the Revolving Loan Commitment of each such Lender as set forth on
Schedule I to the Restated Credit Agreement.

          (b) On the Effectiveness Date, upon the effectiveness of the Restated Credit Agreement and subject to the conditions set forth herein and therein, the Company shall use the proceeds of the Loans made pursuant to paragraph (a) above to repay all the Term A Loans, the Term B Loans and the Revolving Loans outstanding on the Effectiveness Date immediately prior to the effectiveness of the Restated Credit Agreement (the "OUTSTANDING LOANS") and the Company hereby directs the Administrative Agent to take such action as is necessary to achieve such a result. Concurrently with such repayment of the Outstanding Loans, the Departing Lenders shall cease to be parties to the Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; PROVIDED, HOWEVER, that the Departing Lenders shall continue to be entitled to the benefits of all yield protection, expense reimbursement and indemnity provisions contained in the Credit Agreement as in effect immediately prior to the Closing.

          (c) On the Effectiveness Date, upon the effectiveness of the Restated Credit Agreement (i) each Additional Lender and each Continuing Lender that is making Loans pursuant to paragraph (a) above shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York time) an amount equal to the amount of the Loans being made by such Lender pursuant to paragraph (a) and (ii) the Administrative Agent shall pay to each Departing Lender and to each Continuing Lender, out of the amounts received pursuant to clause (i), the amount of such Lender's Outstanding Loans by wire transfer of immediately available funds to the account designated by such Lender to the Administrative Agent not later than 5:00 p.m. (New York time). The Company agrees that if any Lender shall default in the payment of any amount due from it under this Section 6, the Company shall promptly pay the defaulted amount to the Administrative Agent by wire transfer of immediately available funds, together with interest on such amount at the Base Rate from the Effectiveness Date to the date of payment. Upon any such payment by the Company, the Company shall have the right, at the defaulting Lender's expense, upon notice to the defaulting Lender and to the Administrative Agent, to require such defaulting Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 12.3 of the Restated Credit Agreement) all its interests, rights and obligations under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations; PROVIDED that (A) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (B) the assignee shall pay to the defaulting Lender, in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made or deemed made by such defaulting Lender under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Lender's account or owed to it under the Restated Credit Agreement.

          (d) In the event the Company shall specify a date as the Effectiveness Date and the Effectiveness Date shall not occur on such date, the Company shall indemnify each Lender for any loss or expense incurred by such Lender as a result of the failure to consummate the transactions to have been consummated by such Lender on such proposed Effectiveness Date, in each case determined as set forth in Section 3.4 of the Restated Credit Agreement in respect of any failure to borrow or prepay any Loan.

          SECTION 7. CONDITIONS. The consummation of the transactions set forth in Sections 3, 4, 5 and 6 of this Effectiveness Agreement shall be subject to the satisfaction of the following conditions precedent:

          (a) Receipt by the Administrative Agent of the following documents, each dated as of the Effectiveness Date, in form and substance satisfactory to the Lenders:

               (i) EFFECTIVENESS AGREEMENT. The Company shall have duly executed and delivered this Effectiveness Agreement to the Administrative Agent.

               (ii) REAFFIRMATION AGREEMENT. The Parent, the Company and each of its Subsidiaries which is party to any Collateral Document shall have duly executed and delivered to the Administrative Agent the Reaffirmation Agreement in the form of Exhibit C hereto.

               (iii) PARENT GUARANTY. The Parent shall have duly executed and delivered to the Administrative Agent the Parent Guaranty in the form of Exhibit B hereto.

          (b) OPINIONS OF COUNSEL. The Administrative Agent and each Lender shall have received a legal opinion, each dated the Effectiveness Date, from Graydon, Head and Ritchey, from Weil, Gotshal & Manges LLP and from Maguire, Voorhis & Wells, P.A., each counsel to the Parent, the Company and its Subsidiaries, each in form and substance acceptable to the Agents.

          (c) CORPORATE DOCUMENTS AND CORPORATE STRUCTURE. The Administrative Agent and each Lender shall have received copies of the certificate of incorporation of the Parent and the Company, each as amended, modified or supplemented to the Effectiveness Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than ten days prior to the Effectiveness Date, together with a copy of a good standing certificate from each such Secretary of State and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which each of them is required to be qualified to transact business, each to be dated a date not more than ten days prior to the Effectiveness Date.

          (d) CERTIFIED RESOLUTIONS, ETC. The Administrative Agent and each Lender shall have received:

               (i) a certificate of the Secretary or Assistant Secretary of each of the Parent and the Company dated the Effectiveness Date certifying
          (A) the names and true signatures of the incumbent officers of such Person authorized to sign the applicable Loan Documents, (B) the bylaws of such Person as in effect on the Effectiveness Date, (C) the resolutions of such Person's board of directors approving and authorizing the execution, delivery and performance of all the Loan Documents executed by such Person on the Effectiveness Date and
          (D) that there have been no changes in the certificate of incorporation of such Person since the date of the most recent certification thereof by the appropriate Secretary of State; and

               (ii) a certificate of the Secretary or Assistant Secretary of each Subsidiary of the Company that is party to the Reaffirmation Agreement (which certificates may be combined in a single certificate for all such Subsidiaries) dated the Effectiveness Date and certifying
          (A) the names and true signatures of the incumbent officers of such Subsidiary authorized to sign the Reaffirmation Agreement and (B) as to corporate authority and the due authorization, execution and delivery of the Reaffirmation Agreement by such Subsidiary.

          (e) OFFICER'S CERTIFICATE. The Administrative Agent and each Lender shall have received a certificate executed by an Authorized Officer of the Company dated the Effectiveness Date stating that (A) all the representations and warranties of the Company and its Subsidiaries contained in the Loan Documents are true and correct (other than representations and warranties that expressly speak only as of a different date), (B) after giving effect to the execution and delivery of the Loan Documents to be delivered on the Effectiveness Date by the Parent, the

     Company and its Subsidiaries, the funding of the initial Loans and the consummation of the other Transactions to be consummated on or before the Effectiveness Date, no Default or Unmatured Default shall have occurred and be continuing. The Administrative Agent and each Lender shall have received a certificate executed by an Authorized Officer of the Parent dated the Effectiveness Date stating that all the representations and warranties of the Parent contained in the Loan Documents to which it is a party are true and correct (other than representations and warranties that expressly speak only as of a different date).

          (f) CONSENTS, LICENSES, APPROVAL, ETC. All consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Parent, the Company and its Subsidiaries of the Loan Documents to be delivered on the Effectiveness Date or the validity or enforceability hereof or thereof, or in connection with any of the transactions effected pursuant hereto or thereto, shall have been obtained by the Parent, the Company and its Subsidiaries and be in full force and effect.

          (g) FINANCIAL STATEMENTS. The Administrative Agent and each Lender shall have received the audited consolidated financial statements of the Parent, the Company, and its Subsidiaries for the fiscal years ended December 31, 1993, December 31, 1994, December 31, 1995 and December 31, 1996 and the unaudited consolidated financial statements of the Parent, the Company, and its Subsidiaries for the fiscal period ended on June 30,1997.

          (h) PRO FORMA BALANCE SHEET, ETC. The Administrative Agent and each Lender shall have received PRO FORMA consolidated and consolidating financial statements of the Parent, the Company, and its Subsidiaries as of and for the four-fiscal-quarter period ended on June 30,1997, giving effect to the Transactions to be effected on the Effectiveness Date, the issuance and repayment of all indebtedness issued or repaid after June 30,1997 and on or prior to the Effectiveness Date, the acquisition and disposition of all assets acquired or disposed of after June 30,1997 and on or prior to the Effectiveness Date and the payment or accrual of all costs and expenses incurred in connection therewith as if such transactions had occurred on the first day of such period, certified, to the best of such officer's knowledge and belief, by an Authorized Officer of the Company and including a calculation, certified by an Authorized Officer of the Company, showing compliance with each of the financial ratios set forth in
     Section 6.3 of the Restated Credit Agreement as of and for the four-fiscal-quarter period ended on June 30,1997, based upon such PRO FORMA financial statements.

          (i) SOLVENCY. The Administrative Agent and each Lender shall have received a certificate signed by an Authorized Officer of each of the Parent and the Company, as applicable, containing satisfactory conclusions as to the Solvency of the Parent, the Company and each of its Subsidiaries (other than the Excluded Subsidiaries) as of the Effectiveness Date after giving effect to the Transactions.

          (j) LITIGATION. The Lenders shall have determined that there exists no material pending or threatened litigation or other proceedings involving the Parent, the Company or any of its Subsidiaries except for such material litigation or proceedings disclosed on Schedule 5.7 to the Restated Credit Agreement and with respect to which the Parent or the Company has established full reserves in its financial statements delivered to the Administrative Agent and the Lenders pursuant to paragraph (g) above.

          (k) CONDITIONS TO ALL CREDIT EVENTS. Each of the conditions precedent set forth in Section 4.1 of the Restated Credit Agreement (other than that set forth in Section 4.1(f) thereof) shall be satisfied on the Effectiveness Date.

          (l) ADDITIONAL MATTERS. The Administrative Agent and each Lender shall have received such other certificates, opinions, documents and instruments relating to the Transactions as may have been reasonably requested by the Administrative Agent or any Lender, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Transactions shall be satisfactory in form and substance to the Administrative Agent and the Lenders.

          SECTION 8. COLLATERAL RELEASE. (a) Administrative Agent hereby agrees, and the Lenders hereby consent, that on and after the Effectiveness Date (i) any and all liens and security interests in favor of the Administrative Agent for the benefit of the Agents, the Lenders, the Interest Hedge Providers and the Issuing Banks created pursuant to the Company Security Agreement, the

Mortgages, the Subsidiary Security Agreement, the Company Trademark Agreement, the Subsidiary Trademark Agreements, the Parent Account Assignment, the Cash Collateral Account Agreement and the Intercompany Security Agreement shall automatically be released and terminated without any further action on the part of the Administrative Agent, any Agent, any Lender, any Interest Hedge Provider or any Issuing Bank and (ii) Administrative Agent, at the request of the Company, shall execute any documents and instruments (including mortgage releases and UCC termination statements) and will take any other reasonable action necessary to effect the release and termination of such liens and security interests.

          (b) The Company hereby agrees and each of the Agents and the Lenders hereby consent, that on the Effectiveness Date, any and all liens and security interests in favor of the Company for the benefit of the Administrative Agent, on behalf of the Agents, the Lenders and any Interest Rate Hedge Providers created pursuant to the Intercompany Security Agreement shall automatically be released and terminated without any further action on the part of the Company.

          SECTION 9. EFFECTIVENESS. This Effectiveness Agreement shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall have been received by the Administrative Agent. This Effectiveness Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Issuing Banks and the Lenders.

          SECTION 10. NOTICES. All notices hereunder shall be given in accordance with the provisions of Section 9.1 of the Restated Credit Agreement.

          SECTION 11. APPLICABLE LAW. THIS EFFECTIVENESS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 12. COUNTERPARTS. This Effectiveness Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 13. EXPENSES. The Company shall reimburse each Agent for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for such Agent, which attorneys may be employees of such Agent) paid or incurred by such Agent in connection with this Effectiveness Agreement (including any expense arising from Section 8 hereunder) or the Restated Credit Agreement, including, without limitation, the reasonable fees and expenses of Cravath, Swaine & Moore.

                                             JACOR COMMUNICATIONS COMPANY

                                             By: /s/ Jon M. Berry
                                                 -----------------------------
                                             Title   Senior Vice President
                                                    --------------------------

                                             50 E. RiverCenter Blvd.
                                             12th Floor
                                             Covington, KY 41011
                                             Facsimile:  (606) 655-9348

                                             Attention:  R. Christopher Weber

                                             THE CHASE MANHATTAN BANK,
                                             Individually and as Administrative
                                             Agent and Issuing Bank

                                             By  /s/ Lawrence Palumbo
                                                ------------------------------
                                             Title  Vice President
                                                    --------------------------

                                             THE CHASE MANHATTAN BANK
                                             Administrative Agent
                                             270 Park Avenue
                                             New York, New York 10017

                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION (as successor
                                             by merger to Bank of America
                                             Illinois) Individually and as
                                             Syndication Agent and Issuing Bank

                                             By  /s/ William J. Stafeil
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             231 South La Salle Street
                                             14th Floor
                                             Chicago, Illinois 60697
                                             Facsimile: (312) 828-3555
                                             Attention:  Kevin Morrison

                                             BANQUE PARIBAS,
                                             Individually and as Documentation
                                             Agent and Issuing Bank

                                             By  /s/ Will B. Schink
                                                -----------------------------
                                             Title  Director
                                                   --------------------------

                                             By  /s/ Lynne S. Randall
                                                 -----------------------------
                                             Title  Director
                                                    --------------------------

                                             227 West Monroe Street
                                             Suite 3300
                                             Chicago, Illinois 60606
                                             Facsimile: (312) 853-6020
                                             Attention:  Karen Coons

                                             ABN AMRO BANK N.V

                                             By  /s/ Thomas Toerpe
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             By
                                                 -----------------------------
                                             Title
                                                    --------------------------

                                             135 South La Salle Street,
                                             Suite 625
                                             Chicago, Illinois 60674-9135
                                             Facsimile: (312) 606-8425
                                             Attention:  Joanne Riopelle

                                             BankBoston, N.A.

                                             By  /s/ Robert E. Milordi
                                                 -----------------------------
                                             Title  Managing Director
                                                    --------------------------

                                             100 Federal Street
                                             Boston, Massachusetts 02110
                                             Facsimile: (617) 434-3401
                                             Attention:  Rob Milordi
                                                         Deb Finnegan

                                             BANK OF HAWAII

                                             By  /s/ Brian Scearce
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             1850 North Central Avenue,
                                             Suite 400
                                             Phoenix, AZ 85004-4541
                                             Facsimile:  (602) 257-2235
                                             Attention:  Robert Wilson
                                                         Brian Searce

                                             THE BANK OF NEW YORK

                                             By  /s/ Brendan Nedzi
                                                 -----------------------------
                                             Title  Senior Vice President
                                                    --------------------------

                                             One Wall Street, 16th Floor
                                             New York, New York 10286
                                             Facsimile: (212) 635-8593
                                             Attention:  Brendan Nedzi

                                             THE BANK OF NOVA SCOTIA

                                             By  /s/ Vincent J. Fitzgerald
                                                 -----------------------------
                                             Title  Authorized Signatory
                                                    --------------------------

                                             One Liberty Plaza
                                             New York, New York 10006
                                             Facsimile:  (212) 225-5090
                                             Attention:  Paul Weissenberger
                                                         Michael Greenberg

                                             BANK OF SCOTLAND

                                             By  /s/ Annie Chin Tat
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             565 Fifth Avenue
                                             New York, NY 10017
                                             Facsimile:  (212) 557-9460
                                             Attention:  Annie Chin Tat

                                             CAISSE NATIONALE DE CREDIT AGRICOLE

                                             By  /s/ David Bouhl, F.V.P.
                                                -----------------------------
                                             Title  Head of Corporate Banking
                                                    Chicago
                                                    --------------------------

                                             55 East Monroe Street
                                             Chicago, Illinois 60603-5702
                                             Facsimile: (312) 372-2830
                                             Attention:  Stephanie Pass

                                             C.I.B.C., INC.

                                             By  /s/ Pamela Friedman
                                                 -----------------------------
                                             Title  Director
                                                   ---------------------------

                                             425 Lexington Avenue
                                             New York, New York 10017
                                             Facsimile: (212) 856-3932
                                             Attention:  Peter Smith
                                                         Pamela Friedman

                                             COMPAGNIE FINANCIERE DE CIC ET DE
                                             L'UNION EUROPEENNE

                                             By  /s/ Anthony Rock
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             520 Madison Avenue, 37th Floor
                                             New York, NY 10281-1050
                                             facsimile: (212) 715-4434
                                             Attention:  Marcus Edward
                                                         Tony Rock

                                             CORESTATES BANK

                                             By  /s/ Anthony B. Parisi
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             1339 Chestnut Street
                                             Philadelphia, PA 19107
                                             Facsimile: (215) 786-8216
                                             Attention:  Anthony Parisi

                                             CREDIT LYONNAIS NEW YORK BRANCH

                                             By  /s/ Stephen C. Levi
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             1301 Avenue of the Americas
                                             New York, New York 10019
                                             Facsimile: (212) 261-3318
                                             Attention:  Stephen Levi
                                                         Jeremy Horn

                                             CREDIT SUISSE FIRST BOSTON

                                             By  /s/ Judith Smith
                                                 -----------------------------
                                             Title  Director
                                                    --------------------------


                                             By
                                                 -----------------------------
                                             Title
                                                   ---------------------------

                                             11 Madison Avenue 19th Floor
                                             New York, NY 10010
                                             Facsimile: (212) 325-8314
                                             Attention:  Jeff Howe
                                                         Judy Smith
                                                         Ed Siddons

                                             CRESTAR BANK

                                             By  /s/ J. Eric Millham
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             919 East Main Street, 22nd Floor
                                             Richmond, VA 23219
                                             Facsimile: (804) 782-5413
                                             Attention:  J. Eric Millham

                                             DAI-ICHI KANGYO BANK

                                             By  /s/ Kazuki Shimzu
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             One World Trade Center, Suite 491
                                             New York, NY 10048
                                             Facsimile: (212) 524-0579
                                             Attention: Dean Murdock
                                                        Kazuki Shimizu

                                             DRESDNER BANK AG, NEW YORK AND
                                             GRAND CAYMAN BRANCHES

                                             By  /s/ Jane Majeski
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             By /s/ William Lambert
                                                ------------------------------
                                             Title  Assistant Vice President
                                                    --------------------------

                                             75 Wall Street, 29th Floor
                                             New York, New York 10005-2889
                                             Facsimile: (212) 429-2129
                                             Attention:  Jane Majeski
                                                         Bill Lambert

                                             FIRST HAWAIIAN BANK

                                             By /s/ Bruce E. Holberg
                                                 -----------------------------
                                             Title  Assistant Vice President
                                                    --------------------------


                                             999 Bishop Street
                                             Honolulu, HI 96813
                                             Facsimile: (808) 525-8973
                                             Attention:  Bruce Helberg

                                             FLEET BANK, N.A.

                                             By  /s/ William Weir
                                                -------------------------------
                                             Title  Vice President, (Assistant)
                                                    ---------------------------

                                             60 East 42nd Street
                                             New York, NY 10017
                                             Facsimile:  (212) 907-5627
                                             Attention:  Eileen Burke

                                             FUJI BANK LIMITED

                                             By  /s/
                                                 -----------------------------
                                             Title  Vice President and Manager
                                                   --------------------------

                                             Two World Trade Center, 81st Floor
                                             New York, NY 10048
                                             Facsimile:  (212) 321-9408
                                             Attention:  Mark Gronich

                                             INDUSTRIAL BANK OF JAPAN LIMITED

                                             By  /s/ D. Wolff
                                                -----------------------------
                                             Title Senior Vice President and
                                                   Deputy General Manager
                                                   --------------------------


                                             227 West Monroe Street, Suite 2600
                                             Chicago, IL 60606
                                             Facsimile: (312) 855-8200
                                             Attention:  Mark Motuelle

                                             KEY CORPORATE CAPITAL INC.

                                             By  /s/ Michael Stark
                                                -----------------------------
                                             Title  Assistant Vice President
                                                    -------------------------

                                             127 Public Square
                                             OH-01-27-0602
                                             Cleveland, Ohio 44114-1306
                                             Facsimile: (216) 689-4666
                                             Attention:  Michael Stark

                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                             LTD.

                                             By  /s/ Brady S. Sadek
                                                -----------------------------
                                             Title  Senior Vice President
                                                   --------------------------

                                             190 South La Salle Street,
                                             Suite 800
                                             Chicago, Illinois 60603
                                             Facsimile: (312) 704-8505
                                             Attention:  Tom Sterr

                                             MELLON BANK, N.A.

                                             By  /a/ Michael Hrycenko
                                                -----------------------------
                                             Title  Vice President
                                                   --------------------------

                                             One Mellon Bank Center, Room 4440
                                             Pittsburgh, Pennsylvania 15258
                                             Facsimile: (412) 234-6375
                                             Attention:  Michael Hrycenko

                                             THE MITSUBISHI TRUST & BANKING
                                             CORPORATION

                                             By  /s/ Beatrice Kossodo
                                                 -----------------------------
                                             Title  Senior Vice President
                                                   --------------------------

                                             520 Madison Avenue, 39th Floor
                                             New York, NY 10022
                                             Facsimile:  (212) 644-6825
                                             Attention:  Beatrice Kossodo

                                             NATEXIS BANQUE -BFCE

                                             By  /s/ Kevin Doole
                                                -----------------------------
                                             Title  Vice President
                                                   --------------------------

                                             By  /s/ William Maier
                                                 -----------------------------
                                             Title  Vice President -Group
                                                    Manager
                                                    --------------------------

                                             645 Fifth Avenue
                                             New York, NY 10022
                                             Facsimile: (212) 872-5045
                                             Attention:  William Maier

                                             NATIONSBANK OF TEXAS, N.A.

                                             By /s/ Roslyn Reid
                                                -----------------------------
                                             Title  Vice President
                                                    -------------------------

                                             901 Main Street, 64th Floor
                                             Dallas, Texas 75202
                                             Facsimile: (214) 508-9390
                                             Attention:  Gregory Meador
                                                         Roselyn Reed

                                             PNC BANK, NATIONAL ASSOCIATION

                                             By /s/ Steven J. McGehrin
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             1600 Market Street
                                             Philadelphia, PA 19103
                                             Facsimile: (215) 585-6680
                                             Attention:  Steve McGehrin

                                             THE ROYAL BANK OF SCOTLAND

                                             By  /s/ Karen L. Stefancic
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             88 Pine Street, 26th Floor
                                             New York, NY 10005
                                             Facsimile: (212) 480-0791
                                             Attention:  Karen L. Stefancic

                                             SAKURA BANK

                                             By  /s/ Yoshikazu Naguea
                                                 -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             277 Park Avenue, 45th Floor
                                             New York, NY 10172
                                             Facsimile (212) 756-6798
                                             Attention:  Pam Pasha

                                             THE SANWA BANK LIMITED

                                             By /s/ Andrew Hammond
                                                -----------------------------
                                             Title  Vice President
                                                    --------------------------

                                             By /s/ Andrew Hammond
                                                ------------------------------
                                             Title  Vice President
                                                    --------------------------

                                             133 Peachtree Street NE
                                             Atlanta, GA 30303
                                             Facsimile: (404) 589-1629
                                             Attention:  Peter Pawlak

                                             4950 Georgia-Pacific Ctr., 133
                                             Peachtree Street, NE
                                             Atlanta, GA 30303
                                             Facsimile: (404) 589-1629
                                             Attention:  William M. Plough

                                             THE SUMITOMO BANK, LIMITED

                                             By /s/ S. Iwans
                                                -----------------------------
                                             Title
                                                   --------------------------

                                             233 South Wacker Drive, Suite 4800
                                             Chicago, IL 60606-6448
                                             Facsimile: (312)876-6436
                                             Attention:  Patrick Kennedy


                                             SUMMIT BANK

                                             By  /s/ Kenneth B. Stoddard
                                                -----------------------------
                                             Title  Vice President
                                                   --------------------------

                                             301 Carnegie Center, CN 5316
                                             Princeton, NJ 08543
                                             Facsimile: (609) 734-9125
                                             Attention:  Ken Stoddard

                                             SUNTRUST, CENTRAL FLORIDA, N.A.

                                             By  /s/ Janet P. Sammono
                                                -----------------------------
                                             Title  Vice President
                                                   --------------------------

                                             200 South Orange Avenue -Tower 4
                                             Orlando, FL 32802
                                             Facsimile: (407) 237-4253
                                             Attention:  Chris Aguilar

                                             TORONTO DOMINION (TEXAS), INC.

                                             By  /s/ Darlene Riedel
                                                -----------------------------
                                             Title  Vice President
                                                   --------------------------

                                             909 Fannin Street, Suite 1700
                                             Houston, Texas 77010
                                             Facsimile: (713) 951-9921
                                             Attention:  Manager, Credit
                                             Administration

                                             U.S. BANK NATIONAL ASSOCIATION
                                             (d/b/a and f/k/a FIRST BANK
                                             NATIONAL ASSOCIATION)

                                             By  /s/ Robert W. Miller
                                                 -----------------------------
                                             Title Vice President
                                                   ---------------------------

                                             First Bank Place
                                             601 Second Avenue South
                                             Minneapolis, Minnesota 55402
                                             Facsimile: (612) 973-1819
                                             Attention:  Robert W. Miller

                                             VAN KAMPEN AMERICAN CAPITAL PRIME
                                             RATE INCOME TRUST

                                             By  /s/ Jeffrey Maillet
                                                 -----------------------------
                                             Title  Senior Vice President
                                                    -Portfolio Manager
                                                    --------------------------

                                             One Parkview Plaza
                                             Oakbrook Terrace, Illinois 60181
                                             Facsimile: (630) 684-6740
                                             Attention:  Jeffrey Maillet

                                             Departing Lender

                                             KEYPORT LIFE INSURANCE CO.

                                             By  /s/ Gregory L. Smith
                                                 -----------------------------
                                             Title  Vice President
                                                   --------------------------

                                             1166 Avenue of the Americas
                                             27th Floor
                                             New York, New York 10036
                                             Facsimile: (212) 278-9619
                                             Attention:  Gregory L. Smith

                                             Departing Lender

                                             MEDICAL LIABILITY MUTUAL INSURANCE

                                             By  /s/ Gregory L. Smith
                                                -----------------------------
                                             Title  Vice President
                                                   --------------------------

                                             1166 Avenue of the Americas
                                             27th Floor
                                             New York, New York 10036
                                             Facsimile: (212) 278-9619
                                             Attention:  Gregory L. Smith

                                             Departing Lender

                                             MERRILL LYNCH PRIME RATE PORTFOLIO

                                             BY MERRILL LYNCH ASSET MANAGEMENT,
                                             L.P., as Investment Adviser

                                             By  /s/ Anthony R. Clemente
                                                 -----------------------------
                                             Title
                                                   ---------------------------

                                             800 Scudders Mill Road
                                             Plainsboro, New Jersey 08536
                                             Facsimile: (609) 282-2756
                                             Attention:  Anthony R. Clemente

                                             Departing Lender

                                             MERRILL LYNCH SENIOR FLOATING RATE
                                             FUND, INC.

                                             By  /s/ Anthony R. Clemente
                                                 -----------------------------
                                             Title
                                                    --------------------------

                                             800 Scudders Mill Road
                                             Plainsboro, New Jersey 08536
                                             Facsimile: (609) 282-2756
                                             Attention:  Anthony R. Clemente

                                             Departing Lender

                                             METROPOLITAN LIFE INSURANCE COMPANY

                                             By  /s/ James R. Douglas
                                                 -----------------------------
                                             Title  Assistant Vice President
                                                   --------------------------

                                             Departing Lender

                                             ML CBO IV (CAYMAN) LTD.

                                             BY PROTECTIVE ASSET MANAGEMENT,
                                             L.L.C. as Collateral Manager

                                             By  /s/ Mark K. Okada
                                                -----------------------------
                                             Title  CFA Executive Vice President
                                                   --------------------------

                                             13455 Noel Road
                                             2 Galleria Tower, Suite 1150
                                             Dallas, Texas 75240
                                             Facsimile: (972) 233-4343
                                             Attention:  Mark Okada

                                             Departing Lender

                                             MORGAN GUARANTY TRUST COMPANY

                                             By  /s/ David V. Fox
                                                 -----------------------------
                                             Title  Vice President
                                                   ---------------------------

                                             60 Wall Street, 22nd Floor
                                             New York, New York 10260-0060
                                             Facsimile: (212) 648-5018
                                             Attention:   Sandra Kurek

                                             Departing Lender

                                             OCTAGON CREDIT INVESTOR LOAN
                                             PORTFOLIO
                                             (a unit of The Chase Manhattan
                                             Bank)

                                             By  /s/ Andrew Gordon
                                                 -----------------------------
                                             Title  Managing Director
                                                    --------------------------

                                             380 Madison Avenue, 12th Floor
                                             New York, New York 10017
                                             Facsimile: (212) 622-3797
                                             Attention:  Andrew Gordon

                                             Departing Lender

                                             PILGRIM AMERICA PRIME RATE TRUST

                                             By  /s/ Thomas C. Hunt
                                                 -----------------------------
                                             Title  Assistant Portfolio Manager
                                                   --------------------------

                                             40 North Central Avenue, Suite 1200
                                             Phoenix, Arizona 85004-4424
                                             Facsimile:  (602) 417-8327
                                             Attention:  Thomas Hunt

                                             Departing Lender

                                             PRIME INCOME TRUST

                                             By  /s/ Rafael Scolari
                                                -----------------------------
                                             Title
                                                   --------------------------

                                             Dean Witter Intercapital
                                             c/o Prime Income Trust
                                             Two World Trade Center
                                             New York, New York 10048
                                             Facsimile: (212) 392-5345
                                             Attention:  Rafael Scolari